(File Nos. 2-34215 and 811-1911)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(3)(2))
         [X] Definitive  Proxy Statement
         [X] Definitive  Additional  Materials
         [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                  1) Title of each class of securities to which transaction applies:
                      _________________________

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:
                      _________________________

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)  Proposed maximum aggregate value of transaction:
                      _________________________

                  5)  Total fee paid:
                      _________________________


         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                           ___________________

                  2)       Form, Schedule or Registration Statement No.:
                           ___________________

                  3)       Filing Party:
                           ___________________

                  4)       Date Filed:
                           ___________________

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
                  (A FUND OF SCHRODER CAPITAL FUNDS (DELAWARE))

                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019


                                                         November 12, 1997


DEAR SHAREHOLDER:

         You are cordially invited to attend the Special Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund Institutional Portfolio (a Fund of Schroder Capital Funds (Delaware) to be held on Monday, December 8, 1997, at 4:00 p.m., Eastern time, at the offices of the Trust's administrator and distributor at 787 Seventh Avenue, 5th Floor, Boardroom A, New York, New York. At the Meeting, shareholders will be asked to vote on the election of three new Trustees of the Trust and transact any other business as may properly come before the Meeting and any adjournment thereof.

         Whether or not you plan to be present at the Meeting in person, you are requested to cast your vote. PLEASE COMPLETE, SIGN, AND RETURN YOUR ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                                         Sincerely yours,

                                                         /s/ Mark J. Smith

                                                         Mark J. Smith
                                                         President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                            ------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                            ------------------------



         A Special Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund Institutional Portfolio (a Fund of Schroder Capital Funds (Delaware) (the "Trust") will be held at the offices of the Trust's administrator and distributor at 787 Seventh Avenue, 5th Floor, Boardroom A, New York, New York, on Monday, December 8, 1997, at 4:00 p.m., Eastern time, for the following purposes:

         1.     To elect three new Trustees of the Trust.

         2. To consider and act upon such other matters as may properly come before the Meeting.

         Shareholders of record as of the close of business on October 29, 1997 are entitled to notice of and to vote at the Meeting.

                                                     By order of the Trustees,

                                                     /s/ Alexandra Poe

                                                     Alexandra Poe
                                                     Secretary



November 12, 1997

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
                  (A FUND OF SCHRODER CAPITAL FUNDS (DELAWARE))

                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019


                          ---------------------------

                                 PROXY STATEMENT

                          ---------------------------



         THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF SCHRODER CAPITAL FUNDS (DELAWARE) (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (A "FUND" OF THE TRUST) TO BE HELD ON DECEMBER 8, 1997, AT 4:00 P.M., AT THE OFFICES OF THE TRUST'S ADMINISTRATOR AND DISTRIBUTOR AT 787 SEVENTH AVENUE, 5TH FLOOR, BOARDROOM A, NEW YORK, NEW YORK, AND AT ANY ADJOURNMENT THEREOF. The Board of Trustees has fixed the close of business on October 29, 1997 as the date ("Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 12, 1997.

         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND ISSUED BY THE TRUST MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE TRUST AT 1-800-290-9826 OR WRITE THE TRUST AT TWO PORTLAND SQUARE, PORTLAND, MAINE 04101.

I.       ELECTION OF NEW TRUSTEES

     The Trustees of the Trust have fixed the number of Trustees at eight and are proposing that shareholders elect the HON. DAVID N. DINKINS, MR. PETER S. KNIGHT and MS. SHARON L. HAUGH to serve as new Trustees of the Trust. Information as to each of the nominees is provided below. Mr. Ralph E. Hansmann, who served as a Trustee of the Trust since its organization on September 13, 1995, has resigned his position as Trustee as of May 19, 1997. Each of the current Trustees was elected by shareholders on January 9, 1996.

     The trustees of each of the other open-end investment companies in the Schroder complex (Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II") and Schroder Series Trust ("SST")) have nominated various individuals, including in some instances the persons currently serving as Trustees of the Trust, and Messrs. Dinkins and Knight and Ms. Haugh, to serve as trustees of those investment companies. If each of the nominees for Trustees of the Trust and of each of those investment companies is elected by the respective shareholders, the same individuals would then serve as trustees of each of those investment companies. A VOTE FOR THE ELECTION OF A NEW TRUSTEE WILL BE DEEMED TO BE INSTRUCTIONS TO THE BOARD OF TRUSTEES TO VOTE FOR THE NOMINEE AS A TRUSTEE OF SCHRODER CAPITAL FUNDS.

     None of the nominees for election as Trustee, other than Ms. Haugh, is an "interested person" of the Trust, of Schroder Capital Management International Inc., the Trust's investment adviser ("Schroder"), or of Schroder Fund Advisors Inc., the Trust's principal underwriter. Ms. Haugh is an interested person by virtue of her position with Schroder and its affiliates.

     The following table presents information about each of the nominees for election as Trustee of the Trust. Also included is information about each current Trustee and each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named as proxy therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of Schroder or its affiliates or of Forum (the Trust's subadministrator) or its affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During                                                                   Trustee or
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

David N. Dinkins                                                  69                           Nominee
    Trustee of Schroder Series Trust.  Professor,
    Columbia University School of International and
    Public Affairs; Director, American Stock
    Exchange;   Carver Federal Savings Bank;
    Transderm Laboratory Corporation; The Cosmetic
    Center, Inc.  Formerly, Mayor, City of New York.

Peter S. Knight                                                   46                           Nominee
    Trustee of Schroder Series Trust.  Partner,
    Wunder, Knight, Levine, Thelen & Forcey;
    Director, Comsat Corp.; Medicis Pharmaceutical
    Corp.; Whitman Education Group Inc.  Formerly,
    Campaign Manager, Clinton/Gore '96.

Sharon L. Haugh*                                                  51                           Nominee
    Chairman, Schroder Capital Management Inc.;
    Executive Vice President and Director, Schroder
    Capital Management International Inc.; Chairman
    and Director, Schroder Fund Advisors Inc.

Mark J. Smith*                                                    36                            1995
    President and Trustee of the Trust; Vice
    President of Schroder Series Trust and Schroder
    Asian Growth Fund;  Director and First Vice
    President of Schroder  Capital  Management Inc.
    and Schroder Capital  Management   International
    Inc.;  Director,   Schroder  Investment Management
    Ltd.;  Director,  Schroder Fund Advisors Inc.;
    Trustee Schroder Capital Funds, Schroder Capital
    Funds II, Vice  President,  Schroder Asian Growth
    Fund, Inc.; Director, Schroder Japanese Warrant
    Fund Ltd.

                                       3



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During                                                                   Trustee or
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

Peter E. Guernsey                                                 76                            1995
    Trustee of the Trust, Schroder Capital Funds
    and Schroder Capital Funds II; Director,
    Schroder Asian Growth Fund, Inc.  Formerly,
    Senior Vice President, Marsh & McLennan, Inc.

John I. Howell                                                    80                            1995
    Trustee of the Trust, Schroder Series Trust,
    Schroder Capital Funds, Schroder Capital Funds
    II; Director, Schroder Asian Growth Fund,
    Inc.;  Private Consultant; Director, American
    International Life Assurance Company of New York

Clarence F. Michalis                                              75                            1995
    Trustee of the Trust, Schroder Capital Funds,
    Schroder Capital Funds II;  Chairman of the
    Board of Directors, Josiah Macy, Jr. Foundation.

Hermann C. Schwab                                                 77                            1995
    Trustee of the Trust, Schroder Capital Funds,
    Schroder Capital Funds II; Trustee, St.
    Lukes/Roosevelt Hospital Center.  Formerly,
    consultant to Schroder Capital Management
    International Inc.

Catherine A. Mazza                                                37                            1995
    Vice President of the Trust and of Schroder
    Series Trust.  First Vice President, Schroder
    Capital Management International Inc.;
    President, Schroder Fund Advisors Inc.; Vice
    President, Schroder Capital Funds, Schroder
    Capital Funds II; Vice President and Assistant
    Secretary, Schroder Asian Growth Fund.
    Formerly, Vice President, Alliance Capital
    Management L.P.



TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

Alexandra Poe                                                     37                            1996
    Vice President and Secretary of the Trust.
    Clerk of Schroder Series Trust; Vice President
    Schroder Capital Management International  Inc.;
    Senior Vice  President,  Secretary  and Fund
    Counsel, Schroder Fund Advisors Inc.; Vice
    President and Secretary,  Schroder Capital
    Funds and Schroder  Capital Funds II;  Assistant
    Secretary,  Schroder Asian Growth Fund, Inc.
    Formerly,  Attorney,  Gordon, Altman,  Butowsky,
    Weitzen, Shalov & Wein; Vice President and
    Counsel Citibank, N.A.

Margaret H. Douglas-Hamilton                                      55                            1995
    Vice President of the Trust, Schroder Capital
    Funds  and  Schroder   Capital  Funds  II;
    Secretary  of  Schroder  Capital Management Inc.;
    Secretary,   Schroder  Asian  Growth  Fund;
    Senior  Vice President and General Counsel of
    Schroders Incorporated.  Formerly,  partner
    of Sullivan & Worcester, a law firm.

Thomas G. Sheehan                                                 42                            1995
    Acting Treasurer and Assistant Secretary of the
    Trust, Schroder Capital Funds and Schroder
    Capital Funds II; Managing Director, Forum
    Financial Services, Inc.  Formerly, Special
    Counsel, U.S. Securities and Exchange
    Commission, Division of Investment Management




TRUSTEES AND OFFICERS
Name, Position with Trust;
Principal Occupation;
Business Experience During
the Past Five Years                                              Age                        Officer Since
-----------------------------------------------------            ---                        -------------

John A. Troiano                                                   38                            1995
    Vice President of the Trust, Schroder Capital
    Funds and Schroder Capital Funds II; Director
    and Chief Executive Officer of Schroder Capital
    Management International Inc.; Managing Director
    and Senior Vice President of Schroder  Capital
    Management Inc.  Formerly,  employed by various
    affiliates of Schroder Capital Management Inc.
    in various positions in the investment research
    and portfolio management areas.

* Ms. Haugh and Mr. Smith are "interested persons" as defined in the Investment Company Act of 1940, as amended, of the Trust, Schroder, and Schroder Fund Advisors Inc. by virtue of their positions with Schroder and its affiliates.


       The business address of each current Trustee and officer of the Trust and of each nominee is 787 Seventh Avenue, 34th Floor, New York, New York 10019. The Trust pays no compensation to its officers.

       The term of office of each person elected as a Trustee will be until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees or until his or her successor is elected and qualified. The Trust's Trust Instrument does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"): (1) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders, and (2) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting called for that purpose. Each officer of the Trust serves at the pleasure of the Trustees.

       As of October 29, 1997, the nominees, current Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust.

         For the year ended October 31, 1997 (the most recent fiscal year for the majority of the Trust's Funds), the Trustees of the Trust met five times. Messrs. Howell, Guernsey and Schwab attended all of the meetings. Messrs. Michalis and Hansmann attend four meetings and three meetings, respectively. Each Trustee who is not an officer or employee of Schroder or its affiliates receives an annual fee of $5,000 from the Trust, and an additional fee of $1,500 for each Trustees' meeting attended. The Trust pays no compensation to its officers or to Trustees who are affiliated with Schroder. There are no audit, nominating or compensation committees of the Trustees.

         The Trust paid Trustees' fees aggregating $10,875 for the year ended October 31, 1997. The following table sets forth information regarding compensation paid for the year ended October 31, 1997 to those Trustees who are not interested persons of the Trust.

COMPENSATION TABLE
                        (1)                                        (2)                          (3)*
                                                                                       TOTAL COMPENSATION FROM
                        NAME                              AGGREGATE COMPENSATION       TRUST AND FUND COMPLEX
                         OF                                     FROM TRUST                PAID TO TRUSTEES
                      TRUSTEE
=====================================================    =========================    ==========================

David N. Dinkins                                                $     0.00                   $ 12,500.00
Peter S. Knight                                                 $     0.00                   $ 12,500.00
John I. Howell                                                  $ 2,250.00                   $ 27,700.00
Ralph E. Hansmann                                               $   625.00                   $  1,875.00
Clarence F. Michalis                                            $ 1,750.00                   $  5,250.00
Peter E. Guernsey                                               $ 2,250.00                   $  6,750.00
Hermann C. Schwab                                               $ 4,000.00                   $ 13,000.00

    * The Total Compensation listed in column (3) for Messrs. Howell, Hansmann, Michalis, Guernsey and Schwab includes compensation paid for services as a Trustee of SCF. The Total Compensation listed in column
        (3) for Mr. Howell also includes compensation for his services as a Trustee of SCF II, SST and as a Director of Schroder Asian Growth Fund, Inc. ("SAGF"). The Total Compensation listed in column (3) for Messrs. Dinkins and Knight represents compensation paid for their services as Trustee of SST. The Trust, SCF, SCF II, SST, and SAGF are considered part of the same "Fund Complex" for these purposes.

         The Trustees of the Trust have approved a change to the way in which the fees payable to the Trustees of the Trust are calculated, to become effective with the fiscal year beginning on November 1, 1997. Fees will be calculated and payable on a complex-wide basis: Trustees will receive an annual fee of $14,000 for their service as trustees of all of the open-end investment companies in the Schroder complex, plus a $500 daily rate per meeting(s) attended in person. When established, members of an audit committee for one or more of the investment companies will receive an additional $1,000. Payment of the annual fees will be allocated among the various investment companies based on their relative net assets. Payment of fees for attendance at meetings of Trustees of more than one investment company will be allocated among the investment companies in question. In any case where the Trustees meet in respect of only one investment company, the meeting fees for that meeting will be paid only by that investment company.

         The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that
their   actions   were  in  the
best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         The following persons are known to one or more of the Funds to have owned of record or beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), as of October 29, 1997, 5% or more of the outstanding shares of the following Funds:

                                                      Amount and
                                                      Nature of
                                                      Beneficial           Percentage of          Percentage of
Shareholder                                           Ownership             Fund Shares           Trust Shares
-----------                                           ---------             -----------           ------------

Schroder Emerging Markets Fund Institutional
--------------------------------------------
Portfolio
---------

The Robert Wood Johnson Foundation                    4,917,051               26.66%                 14.53%
    Attn. John Gilliam
    PO Box 2316
    College Road at Route One
    Princeton  NJ  08543-2316

University of Chicago                                 3,832,780               20.78%                 11.33%
    450 N. Cityfront Plaza Drive
    Suite 440
    Attn. Kathy Hsu
    Chicago  IL  60611

Montgomery Securities                                 2,169,653               11.76%                  6.14%
    600 Montgomery Street - 4th Floor
    San Francisco  CA  94111

Gooss & Co.                                           1,163,287                6.31%                  3.44%
    c/o Chase Manhattan Bank
    Attn. Mutual Funds
    1211-6th Avenue - 35th Floor
    New York  NY  10036

Northwest Area Foundation                               822,373                4.46%                  2.43%
    Attn. Jean Adams
    E-12-01 First National Bank Bldg.
    332 Minnesota Street
    St. Paul  MN  55101-1373


         As of the Record Date, there were outstanding 33,840,019 shares of the Trust, including 18,444,748 shares of Schroder Emerging Markets Fund Institutional Portfolio, and 10,430,057
shares of Schroder International Fund, 741,676 shares of Schroder International Smaller Companies Fund, 221,955 shares of Schroder Micro Cap Fund, 1,412,176 shares of Schroder U.S. Equity Fund, 2,589,406 shares of Schroder U.S. Smaller Companies Fund (as described in a separate proxy statement as of the same date). Each share is entitled to one vote, with fractional shares voting proportionally.

         The address of Schroder and of Schroder Fund Advisors Inc., the Trust's administrator and distributor, is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

         REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote together as a single class in respect of the election of Trustees. One third (33 1/3%) of the shares entitled to vote at the meeting shall constitute a quorum for purposes of the election of Trustees.

II.      MISCELLANEOUS

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy in the enclosed form of proxy.

         PRINCIPAL UNDERWRITER. Schroder Fund Advisors Inc. is the principal underwriter of the Trust's shares.

         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Trust and employees of Schroder or its affiliates may solicit proxies in person or by telephone. The cost of the solicitation, other than by those employees, will be borne by the Trust.

         ADJOURNMENT. In the event that sufficient votes in favor of the election of each nominee for Trustee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the election of such nominee. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the election of one or more nominees, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such election as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Trust Instrument and Bylaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any nominee. They will vote against any such adjournment all proxies that withhold authority to vote for all of the nominees. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" the election of any nominee for purposes of determining whether sufficient affirmative votes have been cast. The inspectors will count shares represented by proxies that withhold authority to vote or "broker non-votes" (I.E., shares held by brokers or nominees as to which: (1) instructions have not been received from the beneficial owners or persons entitled to vote, and (2) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of the election of Trustees. All matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Trust Instrument does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

[Left column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                2 PORTLAND SQUARE
                              PORTLAND, MAINE 04101




[Right column]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge and Thomas G. Sheehan, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Schroder Capital Funds (Delaware) (the "Trust") to be held at the offices of the Trust's administrator and distributor, Schroder Fund Advisors Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 4:00 p.m. on December 8, 1997 and at any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

         In voting on election of new Trustees, a vote FOR a Trustee will be deemed to be instructions to the Board of Trustees to vote for the Nominee as a Trustee of Schroder Capital Funds.



[Bottom section of page]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



SCHRODER CAPITAL FUNDS (DELAWARE) --
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

Vote on New Trustees:


1.  Election of New Trustees:  1) Hon. David N. Dinkins,
                               2) Peter S. Knight, and
                               3) Sharon L. Haugh



__________________________________        __________
Signature [Please Sign Within Box]          Date




For      Withhold     For All        To withhold authority to vote, mark
All      All          Except:        "For All Except" and write the
---      ---          ------         nominee's number on the line below.
[ ]      [ ]           [ ]        ________________________________________


____________________________________        _________
Signature (If Shares held jointly)            Date